                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Discounted Principal Balance                                              1,231,231,519.20
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Initial Certificate Balance & Transferor's Interest                                    -           100.00%  1,206,600,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Certificate Rate
Weighted Average Coupon (WAC)                                                         7.66%
Weighted Average Remaining Term (WAM)                                                 35.8
Servicing Fee Percentage                                                              1.00%
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Reserve Fund:
  Initial Deposit Amount                                                     30,780,787.98
  Specified Reserve Fund Percentage                                                   2.50%
  Specified Reserve Fund Amount                                              30,780,787.98
  Trigger Percentage                                                                  5.00%
  Trigger Amount                                                             61,561,575.96

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance                                              1,231,216,446.61
Aggregate Net Investment Value                                            1,231,231,519.20
Certificate Balance & Transferor's Interest                                                                  1,206,600,000.00
Adjusted Certificate Balance & Transferor's Interest                                                         1,206,600,000.00
Percent of ANIV                                                                                                         98.00%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                                             4,116,463.34
Servicer Pay Ahead Balance                                                    3,287,478.85
Maturity Advances Outstanding                                                            -
Cumulative Credit Losses to Date                                              8,396,686.17
Cumulative Reimbursed Credit Loss                                             8,396,686.17
Cumulative Residual Value (Gain) Loss                                            16,324.46
Cumulative Reimbursed Residual Value (Gain) Loss                                 16,324.46
Certificate Principal Loss Amount                                                        -
Number of Current Contracts                                                         62,478
Weighted Average Coupon (WAC)                                                        7.63%
Weighted Average Remaining Term (WAM)                                                22.38

End of Period Balances:
-----------------------
  Discounted Principal Balance                                            1,209,750,812.84
  Aggregate Net Investment Value                                          1,209,750,812.84
  Certificate Balance & Transferor's Interest                                                                1,206,600,000.00
  Adjusted Certificate Balance & Transferor's Interest                                                       1,185,548,907.77
  Percent of ANIV                                                                                                       98.00%
  Certificate Factor                                                                                                0.9825534
  Servicer Advances                                                           4,053,567.09
  Servicer Pay Ahead Balance                                                  3,193,540.25
  Maturity Advances Outstanding                                                          -
  Cumulative Credit Losses to Date                                            8,863,131.08
  Cumulative Reimbursed Credit Loss                                           8,863,131.08
  Cumulative Residual Value (Gain) Loss                                          27,898.92
  Cumulative Reimbursed Residual Value (Gain) Loss                               27,898.92
  Certificate Principal Loss Amount                                                      -
  Number of Current Contracts                                                       61,925
  Weighted Average Coupon (WAC)                                                      7.63%
  Weighted Average Remaining Term (WAM)                                              21.38


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                             Class A1         Class A1          Class A2         Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance & Transferor's Interest                33.98%   410,000,000.00           53.87%    650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.20%                              6.35%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance & Transferor's Interest                                 410,000,000.00                     650,000,000.00
Adjusted Certificate Balance & Transferor's Interest                        410,000,000.00                     650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value (Gain) Loss
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance & Transferor's Interest                               410,000,000.00                     650,000,000.00
  Adjusted Certificate Balance & Transferor's Interest                      388,948,907.77                     650,000,000.00
  Percent of ANIV                                                                    32.15%                             53.73%
  Certificate Factor                                                             0.9486559                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value (Gain) Loss
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                             Class A3         Class A3          Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance & Transferor's Interest                      6.03%    72,750,000.00            6.12%     73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Certificate Rate                                                                      6.45%                              6.75%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance & Transferor's Interest                                  72,750,000.00                      73,850,000.00
Adjusted Certificate Balance & Transferor's Interest                         72,750,000.00                      73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value (Gain) Loss
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance & Transferor's Interest                                72,750,000.00                      73,850,000.00
  Adjusted Certificate Balance & Transferor's Interest                       72,750,000.00                      73,850,000.00
  Percent of ANIV                                                                     6.01%                              6.10%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value (Gain) Loss
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                        Balance
-----------------------                                                   ----------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance & Transferor's Interest                          24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance & Transferor's Interest                                  24,631,519.20
Adjusted Certificate Balance & Transferor's Interest                         24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value (Gain) Loss
Cumulative Reimbursed Residual Value (Gain) Loss
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
-----------------------
  Discounted Principal Balance
  Aggregate Net Investment Value
  Certificate Balance & Transferor's Interest                                24,201,905.07
  Adjusted Certificate Balance & Transferor's Interest                       24,201,905.07
  Percent of ANIV                                                                     2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value (Gain) Loss
  Cumulative Reimbursed Residual Value (Gain) Loss
  Certificate Principal Loss Amount
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998

Current Month Collection Activity
---------------------------------
Principal Collections                                      10,941,771.22
Prepayments in Full - Number                                         337
Prepayments in Full - Amount                                6,426,445.79
Reallocation - Number of Leases                                        8
Reallocation Payment                                          145,362.48
Interest Collections                                        9,504,621.77
Net Liquidation Proceeds and Recoveries                     3,345,169.40
Increase (Decrease) in Maturity Advances                               -
Net Liquidation Proceeds - Vehicle Sales                      128,865.51
Reimbursed Certificate Principal Losses                                -
Net Investment Income                                                  -
                                                          --------------
Total Available                                            30,492,236.17


Increase (Decrease) in Servicer Advances                      (62,896.25)
(Increase) Decrease in PayAheads Held                          93,938.60
                                                                                                  ANIV
Current Month Operational Activity                           Vehicles                           Balance
----------------------------------                        --------------                     -------------
Inventory on Hand:
  Matured Lease Vehicle Inventory                                     42                        537,538.63
  Repossessed Vehicle Inventory                                      157                      3,139,769.48
                                                          --------------                     -------------
  Total Inventory on Hand                                            199                      3,677,308.11
                                                          ==============                    ==============

Residual Value (Gain) Loss:
  Matured Lease Vehicle Inventory Sold                                10                        140,439.97
  Net Liquidation Proceeds                                                                     (128,865.51)
                                                                                             -------------
  Net Residual Value (Gain) Loss                                                                 11,574.46
                                                                                             =============
  Cumulative Residual Value (Gain) Loss all periods                                              27,898.92
                                                                                             =============
Liquidation of ChargeOffs and Repossessions:
  Liquidated Contracts                                               198
  Discounted Principal Balance                                                                3,811,614.31
  Net Liquidation Proceeds                                                                   (3,268,489.04)
  Recoveries - Previously Liquidated Contracts                                                  (76,680.36)
                                                                                             -------------
 Aggregate Credit Losses for the Collection Period                                              466,444.91
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                    8,863,131.08
  Repossessed in Current Period                                      115                    ==============

Delinquent Contracts:                                        Accounts          Percent            ANIV            Percent
                                                          --------------  ----------------   -------------   ----------------
  31-60 Days Delinquent                                              708              1.14%  14,341,295.32               1.19%
  61-90 Days Delinquent                                               54              0.09%   1,080,139.69               0.09%
 Over 90 Days Delinquent                                              28              0.05%     603,118.96               0.05%
                                                          --------------  ----------------   -------------   ----------------
  Total Delinquencies                                                790              1.28%  16,024,553.97               1.33%
                                                          ==============  ================   =============   ================

                                                                                                 Amount
                                                                                             -------------
Beginning Unreinvested Principal Collections                                                           -
  Current Month Principal Collections                                                                  -
                                                                                             -------------
  Total Available                                                                                      -
  Allocation to Subsequent Contracts and Lease Vehicles                -                               -
                                                                                             =============
  Ending Unreinvested Principal Collections                                                            -
                                                                                             =============




                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
   Capped Contingent and Excess Liability Premiums                               21,981.67       21,981.67
   Capped Titling Trust Administration Expenses                                   1,250.00        1,250.00
   Capped Securitization Trust Administration Expenses                              833.33          833.33
   Uncapped Titling Trust Administration Expenses
   Uncapped Securitization Trust Administration Expenses
                                                                          ----------------   -------------
      Total Capped and Uncapped Expenses                                         24,065.00       24,065.00
      Paid Expenses                                                              24,065.00       24,065.00
      Previous Unpaid Balance                                                           -               -
      Current Unpaid Balance                                                            -               -

Servicer's Fee Due:
  Due from Previous Periods                                                             -
  Due for this Period                                                         1,026,026.27
  Paid this Period                                                           (1,026,026.27)
  Servicer's Fee Balance Due                                                            -
Supplemental Servicer's Fees                                                    130,289.19


                                                                                                 Average
                                                                                                   Net        Average
Matured Vehicles Sold for                         Number       Scheduled            Sale       Liquidation    Residual
each Collection Period:                            Sold       Maturities           Ratio        Proceeds        Value
                                                 --------     ----------         ---------    ------------   ----------
  Second Preceding Collection Period                2              0                  0.00%      22,148.23    22,603.28
  First Preceding Collection Period                 5              0                  0.00%      12,641.11    13,148.97
  Current Collection Period                        10              1                100.00%      12,886.55    13,917.04
  Three Month Average                                                                            13,903.97    14,713.05


Ratio of 3 Month Average Net Liquidation Proceeds to
Average Residual Value for the Current Collection Period                                                          94.50%


                                                                                               Annualized
                                                                                                 Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.65%
    First Preceding Collection Period                                                                 0.68%
    Current Collection Period                                                                         0.46%
    Three Month Average                                                                               0.60%

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
    Second Preceding Collection Period                                                                0.22%
    First Preceding Collection Period                                                                 0.13%
    Current Collection Period                                                                         0.13%
    Three Month Average                                                                               0.16%


                                                             Class B           Class A           Total
                                                              Amount           Amount            Amount
Reserve Fund:                                             --------------  ----------------   -------------
  Beginning Balance                                         1,227,656.25     29,553,131.73   30,780,787.98
  Withdrawal Amount
  Transferor Excess
                                                          --------------  ----------------   -------------
  Ending Balance                                            1,227,656.25     29,553,131.73   30,780,787.98
  Specified Reserve Fund Balance                            1,227,656.25     29,553,131.73   30,780,787.98
                                                          --------------  ----------------   -------------
  Release to Transferor                                               -                 -               -
  Cumulative Withdrawal Amount                                        -                 -               -


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------   -------------
Certificate Interest Earned                                                                   6,364,354.16
---------------------------
Interest:
---------
  Interest Collections                                      9,504,621.77             98.00%
  Net Investment Income                                              -
  Prior Carryover Shortfall                                          -
  Carryover Shortfall (Inc) Dec                                      -
  Total Carryover Shortfall                                          -
  Servicer's Fee                                           (1,026,026.27)
  Capped and Uncapped Expenses                                (24,065.00)
  Non-recoverable Advances                                   (121,970.11)
  B Certificate Interest Subordinated Inc (Dec)                      -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Interest Available                                  8,332,560.39
                                                          --------------
  Interest on Carryover Shortfall                                    -
  Interest on Certificate Principal Loss Amount                      -
                                                          --------------                     -------------
  Interest Distributed/Allocated                            8,332,560.39                      6,364,354.16
                                                          --------------                     -------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections                                              -
  Liquidated Contracts                                               -
  Accelerated Principal Distribution Amount                          -
  Carryover Shortfall                                                -
  Prior Carryover Shortfall                                          -
  Total Carryover Shortfall                                          -
  B Certificate Principal Subordinated Inc (Dec)                     -
                                                          --------------
  Total Principal Distribution                                       -
                                                          --------------
Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount                         -
  Current Loss Amount                                         478,019.37
  Loss Reimbursement                                         (478,019.37)
  Ending Certificate Principal Loss Amount                           -

Class B Principal Subordinated:
-------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                               429,614.13
  Allocations - Current Period                             21,051,092.23                    21,051,092.23
  Allocations - Accelerated Principal Distribution Amount     252,031.42                       252,031.42
  Allocations - Not Disbursed Beginning of Period                    -                                -
  Allocations - Not Disbursed End of Period                21,303,123.65                    21,303,123.65

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                             1,238,155.44                               -
  Allocations - Current Period                              6,364,354.16                      6,364,354.16
  Allocations - Not Disbursed Beginning of Period           6,364,354.16                      6,364,354.16
  Allocations - Not Disbursed End of Period                12,728,708.32                     12,728,708.32

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                 1,667,769.57                               -
  Total Allocation Amount                                  27,667,477.81                     27,667,477.81
                                                          --------------                     -------------
     Total Due To Trust                                    29,335,247.38                     27,667,477.81
                                                          --------------                     -------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                             Class A1         Class A1          Class A2         Class A2
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                   2,118,333.33                       3,439,583.33
---------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicer's Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                              2,118,333.33                       3,439,583.33
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period                                               21,051,092.23
  Allocations - Accelerated Principal Distribution Amount                       252,031.42
  Allocations - Not Disbursed Beginning of Period                                      -
  Allocations - Not Disbursed End of Period                                  21,303,123.65                                -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                        -                                  -
  Allocations - Current Period                                                2,118,333.33                       3,439,583.33
  Allocations - Not Disbursed Beginning of Period                             2,118,333.33                       3,439,583.33
  Allocations - Not Disbursed End of Period                                   4,236,666.66                       6,879,166.66

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                            -                                  -
  Total Allocation Amount                                                    23,421,456.98                       3,439,583.33
                                                                          ----------------                   ----------------
     Total Due To Trust                                                      23,421,456.98                       3,439,583.33
                                                                          ----------------                   ----------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                             Class A3         Class A3          Class B           Class B
                                                             Percent           Balance          Percent           Balance
                                                          --------------  ----------------   -------------   ----------------
Certificate Interest Earned                                                     391,031.25                         415,406.25
---------------------------
Interest:
---------
  Interest Collections
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicer's Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------                   ----------------
  Interest Distributed/Allocated                                                391,031.25                         415,406.25
                                                                          ----------------                   ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution Amount
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                            -                                  -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                        -                                -
  Allocations - Current Period                                                  391,031.25                         415,406.25
  Allocations - Not Disbursed Beginning of Period                               391,031.25                         415,406.25
  Allocations - Not Disbursed End of Period                                     782,062.50                         830,812.50

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                            -                                  -
  Total Allocation Amount                                                       391,031.25                         415,406.25
                                                                          ----------------                   ----------------
     Total Due To Trust                                                         391,031.25                         415,406.25
                                                                          ----------------                   ----------------


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of November 25, 1998 for the Collection Period of October 1, through October 31, 1998
                                                            Transferor       Transferor
                                                             Interest         Interest
                                                             Percent           Balance
                                                          --------------  ----------------
Certificate Interest Earned
---------------------------
Interest:
---------
  Interest Collections                                              2.00%
  Net Investment Income
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicer's Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                          ----------------
  Interest Distributed/Allocated                                              1,968,206.23
                                                                          ----------------
Principal:  (Revolving Period memo only)
----------------------------------------
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution

Certificate Principal Loss Amounts:
-----------------------------------
  Previous Certificate Principal Loss Amount
  Current Loss Amount                                                          (478,019.37)
  Loss Reimbursement
  Ending Certificate Principal Loss Amount

Class B Principal Subordinated:
-------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)
  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                                 429,614.13
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution Amount                      (252,031.42)
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                            -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                               1,238,155.44
  Allocations - Current Period                                                         -
  Allocations - Not Disbursed Beginning of Period                                      -
  Allocations - Not Disbursed End of Period                                            -

Due To Trust - Current Period:
------------------------------
  Total Distribution Amount                                                   1,667,769.57
  Total Allocation Amount                                                              -
                                                                          ----------------
     Total Due To Trust                                                       1,667,769.57
                                                                          ----------------

/S/   ROBERT WOODIE
-------------------------
      Robert Woodie
National Treasury Manager